SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           DECORATOR INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                           DECORATOR INDUSTRIES, INC.
                              10011 PINES BOULEVARD
                            PEMBROKE PINES, FL 33024



                           NOTICE OF ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD MAY 28, 2003




TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

         Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held at Hampton Inn Hotel, 1900 N.W. 150th Avenue, Pembroke Pines, Florida, on May 28, 2003 at 9:00 A.M., local time, for the purpose of:

         (a) Electing two directors.

         (b) Transacting such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors fixed the close of business on April 14, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

         Copies of the Company's proxy statement for the meeting and annual report to stockholders for the fiscal year ended December 28, 2002 are furnished herewith.

         PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.


                                     By Order of the Board of Directors

                                             JEROME B. LIEBER
                                                Secretary


 April 25, 2003

                                 PROXY STATEMENT

                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024



                                 April 25, 2003


         This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company"), to be held May 28, 2003 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 2002 were mailed to stockholders on or about April 25, 2003.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or other means and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

         The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Jerome B. Lieber, Secretary of the Company, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominee named below.

         Only holders of record of the Company's Common Stock, par value $.20 per share ("Common Stock"), at the close of business on April 14, 2003 will be entitled to vote at the meeting. As of April 14, 2003, there were 2,792,783 shares of Common Stock outstanding, the holders of which are entitled to one vote per share, except for cumulative voting in the election of directors, as explained below.

         A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast at the meeting. Directors will be elected at the meeting by a plurality of the votes cast. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

         Stockholders are entitled to cumulative voting in the election of directors, which means that a stockholder is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected, and the stockholder may cast all of such votes for one nominee or divide them between the two nominees.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of two directors to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on April 14, 2003. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of the number of shares of Common Stock outstanding and the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of April 14, 2003 through the exercise of stock options.

NOMINEES FOR ELECTION AS DIRECTORS

         Information regarding the nominees for election as directors is set forth below:

                                                                               Common Shares        Percent
                                                                Director       Beneficially           of
     Name               Age       Principal Occupation           Since            Owned             Class
     ----               ---       --------------------           -----            -----             -----
 Joseph N. Ellis        74        Management Consultant          1993            2,500(1)             --
 Ellen Downey           50        Management Consultant          1997            1,562(1)             --

----------
(1) Excludes shares held for his/her account in the Trust established under the Company's Stock Plan for Non-Employee Directors ("The Trust").

         Joseph N. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industry, in 1963 and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

         Ellen Downey was employed by Ryder System, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

         The nomination of the above persons for the office of director originated with the present Board of Directors. Such persons have advised the Company that they are willing to serve as directors for the term for which they are standing for election. If at the time of the meeting any of the nominees should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace such nominee, unless the proxy withholds authority to vote for nominees.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE MEETING

         Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                                       Present        Common Shares        Percent
                                                                       Director         Term          Beneficially           of
       Name               Age      Principal Occupation                  Since         Expires            Owned             Class
       ----               ---      --------------------                  -----         -------            -----             -----
 William A. Bassett       66       Chairman of the Board,                1980          2004            368,766(1)          12.78%
                                   President and Chief Executive
                                   Officer of the Company
 William A. Bassett, as                                                                                 48,723(2)           1.74%
 Trustee for the Trust

 Thomas L. Dusthimer      68       Consultant to and Director of         1997           2004             1,250(3)             --
                                   Key Bank Elkhart

 Jerome B. Lieber         82       Senior Counsel -                      1961           2005            13,705(3)(4)          --
                                   Klett Rooney Lieber & Schorling,
                                   a Professional Corporation,
                                   Attorneys at Law

William C. Dixon          45       President and CEO of                  2002           2005                --                --
                                   Barnes Furniture Co., Inc.

----------
(1) Includes 91,664 optioned shares which may be acquired within 60 days.
(2) Mr. Bassett disclaims beneficial ownership of these shares.
(3) Excludes shares held in the Trust for his or her account.
(4) Includes 5,040 shares held in a charitable trust as to which Mr. Lieber disclaims beneficial ownership.

         William A. Bassett has been President of the Company since 1980, Chief Executive Officer since February 1993 and Chairman of the Board since January 1994.

         Thomas L. Dusthimer has served as a consultant to and director of Key Bank (Elkhart, Indiana District) since 1992. From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

         Jerome B. Lieber has been Secretary of the Company since 1961. He is a Senior Counsel to the law firm of Klett Rooney Lieber & Schorling, a Professional Corporation, Pittsburgh, Pennsylvania, which serves as general counsel to the Company. Mr. Lieber previously had been a senior partner in that firm.

         William C. Dixon was appointed as a director in November 2002. He has been President and CEO of Barnes Furniture Co., Inc. since 1998. Barnes is a privately held retail furniture company. In addition, Mr. Dixon is President and 50% owner of BFD of Metro Washington, Inc. BFD was established in 2002 and operates furniture stores in the Washington, DC market. Mr. Dixon is the nephew of William A. Bassett.

         At April 14, 2003, the officers and directors of the Company as a group had sole or shared voting or investment power as to 413,271 shares of the Company's Common Stock, which together with 145,868 optioned shares that could be acquired within 60 days after April 14, 2003, would constitute 19.03% of the total shares then outstanding

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors has the following committees: Audit Committee, Stock Option Committee, Compensation Committee, and Nominating Committee.

         During the fiscal year 2002, the Board of Directors held five meetings.

         The Audit Committee consists of Joseph N. Ellis (Chairman), Ellen Downey and Thomas L. Dusthimer. The Audit Committee held two meetings during 2002.

         The Stock Option Committee consists of Joseph N. Ellis, Thomas L. Dusthimer and Jerome B. Lieber. The function of the Stock Option Committee is to make recommendations to the Board for option grants and such other actions as the committee deems appropriate. The Stock Option Committee met once during 2002.

         The Compensation Committee consists of Joseph N. Ellis, Ellen Downey, Thomas L. Dusthimer and Jerome B. Lieber (Chairman). The function of the Compensation Committee is to determine the salary, bonus and benefits granted to the Chief Executive Officer of the Company. The Compensation Committee met once in 2002.

         The Nominating Committee consists of Joseph N. Ellis, Ellen Downey and Thomas L. Dusthimer (Chairman). The function of the Nominating Committee is to recommend to the Board persons to be nominated by the Board for election as directors and persons to be elected by the Board to fill any vacancies on the Board. The Nominating Committee met once in 2002.

                              DIRECTOR COMPENSATION

         Directors who are not employees of the Company are paid a fee of $10,000 per year for their scheduled services as directors. The fee is paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, such directors may elect to defer receipt of their shares, until after they leave the Board, by having them delivered to the Trust established under the Plan. Directors are paid $1,000 per day for additional meetings if needed. Members of the Audit Committee are paid ($1,000 per meeting for chairman and $500 per meeting for other members) for attending Audit Committee meetings.

                             PRINCIPAL STOCKHOLDERS

         See "Directors Whose Terms Continue After the Meeting" above for the stockholding of William A. Bassett, Chairman of the Board, President and Chief Executive Officer of the Company.

         FMR Corp. of Boston, Massachusetts, has furnished the Company a copy of its Schedule 13G dated February 14, 2002 in which it reported that as of December 31, 2001 Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 279,715 shares (10.02%) of the Company's Common Stock.

         Robert E. Robotti of New York, New York has reported on his Schedule 13G dated February 14, 2003 beneficial ownership of 350,363 shares of the Company's Common Stock (12.55%), which includes shared voting and dispositive power as to 345,598 shares through his ownership of Robotti & Company (287,080 shares) and his position as the managing member of Ravenswood Management Company, LLC, which is the general partner of The Ravenswood Investment Company, L.P. (58,518 shares), and sole voting and dispositive power as to 4,765 shares held in his own brokerage account.

         Steven C. Leonard of Rancho Santa Fe, California has furnished the Company a copy of his Schedule 13G dated February 24, 2003 in which he reported beneficial ownership of a total of 265,500 shares (9.51%) of the Company's Common Stock, including 238,900 as to which he has shared voting and dispositive power and 26,600 as to which he has sole voting and dispositive power. The 238,900 shares are beneficially owned by Pacifica Capital Investments LLC, of which Mr. Leonard is the sole manager.

                             EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

         The Company has an employment agreement with William A. Bassett which will expire July 1, 2004 and provides for an annual salary of not less than $214,200.

ANNUAL COMPENSATION AND STOCK OPTIONS

         The following table shows the compensation of certain executive officers of the Company (the "Named Executive Officers") for each of the last three fiscal years.

                                              SUMMARY COMPENSATION TABLE
                                                                                              Long-Term
                                                                                            Compensation
                                                                                               Awards
                                                        Annual Compensation                -------------
     Name and                   Fiscal       -------------------------------------------      Optioned              All Other
 Principal Position             Year         Salary($)         Bonus($)      Other($)(1)      Shares(#)(2)       Compensation($)(3)
 ------------------             ----         ---------         --------      -----------      ------------       -------------------
William A. Bassett             2002           320,000            28,663        44,610            31,250                27,200
Chairman of the Board,         2001           300,000            12,000           *                  --                36,843
President and Chief            2000           300,000                --           *                  --                36,832
Executive Officer

Michael K. Solomon             2002           125,000            10,000           *                  --                 1,349
Vice President, Treasurer      2001           118,820             5,000           *                  --                 1,224
and Chief Financial Officer    2000           118,820                --           *                  --                 1,464

----------
(1) Medical/dental reimbursement plan payments, country club memberships, and personal use of Company vehicles. An asterisk indicates that the total of other annual compensation for that year was less than 10% of salary and bonus for that year.

(2) Mr. Bassett received an option for 31,250 shares on October 9, 2002 in exchange for the cancellation of options for 43,750 shares on March 23, 2002. This exchange was made pursuant to the Company's tender offer of February 22, 2002.

(3) Premiums paid by the Company on life and long-term disability insurance policies, and Company contributions to the 401(k) Retirement Savings Plan.

         Mr. Solomon, age 53, has been Vice President of the Company since 1994 and Treasurer and Chief Financial Officer since 1985. He beneficially owns 114,433 shares of Common Stock, including 46,704 optioned shares that may be acquired within 60 days of April 14, 2003.

         William A. Johnson, age 43, has been Controller of the Company since January 1997 and an officer of the Company since June 1998.

         The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement"; i.e., if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan.

         On September 1, 1998 the Company began a 401(k) Retirement Savings Plan available to all eligible employees. To be eligible for the plan, the employee must be at least 21 years of age and have completed one year of employment. Eligible employees may contribute up to 15% of their earnings with a maximum of $11,000 for 2002 based on the Internal Revenue Service annual contribution limit. The Company will match 25% of the first 4% of the employee's contributions up to 1 % of the employee's earnings. Contributions are invested at the direction of the employee in one or more funds. Company contributions begin to vest after two years.

         The Company's 1984 Incentive Stock Option Plan, which expired February 22, 1994, authorized the granting to key employees of options to purchase up to 804,976 shares (as adjusted for stock splits) of the Company's Common Stock. The purchase price of optioned shares is the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who owned more than 10% of the outstanding Common Stock, however, the purchase price was 110% of the fair market value of the Common Stock on the date of grant and the term of the options is five years. The number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

         On April 3, 1995 the Board of Directors adopted, and on June 5, 1995 the stockholders approved, the Company's 1995 Incentive Stock Option Plan (the "1995 Plan") which has a term of ten years. The 1995 Plan authorizes the issuance of up to 520,830 shares (as adjusted for stock splits) of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 1995 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

         Pursuant to the stock option exchange offer of February 22, 2002, described in "Board of Directors' Report on Executive Compensation and Exchange of Stock Options" below, the Company on March 23, 2002 cancelled options for 207,500 shares of Common Stock having exercise prices equal to or greater than $7.00 per share and on October 9, 2002 replaced those options with new options under the 1995 Plan for 166,250 shares having an exercise price of $5.86 per share. The following table sets forth information concerning the exchange of options with the executive officers of the Company pursuant to the exchange offer.

                                      TEN-YEAR OPTION REPRICINGS/REPLACEMENTS
                                                                                                                      Remaining
                              Number of Shares   Market Price of  Exercise Price    Number of Shares Exercise Price   Term of
 Name and                     Underlying the     Stock at Time    of                Underlying the   of               Cancelled
 Position                     Cancelled Options  of Cancellation  Cancelled Options New Options      New Options($)   Options
 --------                     -----------------  ---------------  ----------------- -----------      ---------------  ----------
 William A. Bassett,          31,250             $5.74            $8.10             31,250           5.86 sh.         5 Years
 Chairman, President          12,500             $5.74            $7.00                                               6 Years
 and Chief Executive Officer

 Michael K. Solomon,              --                --               --                 --             --                   --
 Vice President, Treasurer
 and Chief Financial Officer

 William A. Johnson,           5,000            $5.74             $7.00             12,500           5.86             6 Years
 Controller

         The following table sets forth information concerning the grant of stock options during the fiscal year 2002 to the Named Executive Officers pursuant to the 1995 Plan.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                        Number of             % of Total             Exercise       Expiration        Potential Realizable  Value(1)
 Name                   Shares Optioned       Shares Optioned        Price          Date              5%              10%
 ----                   ---------------       ---------------        -----          ----              --              ---
 William A. Bassett     31,250(2)              17.24                 $5.86          10/9/12           $115,166        $291,854

 Michael K. Solomon         --                    --                    --               --                 --              --

----------
(1) Potential realizable value is based on the assumption that the market price of the Common Stock appreciates at the annual rates shown (compounded annually) from the date of grant until the end of the ten year option term. Potential realizable value is shown net of exercise price. These numbers are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2)      Option granted pursuant to the exchange offer of February 22, 2002.


         The following table sets forth information concerning the exercise of stock options during fiscal year 2002 by the Named Executive Officers and the value of their unexercised, in-the-money stock options at the end of that fiscal year (December 28, 2002). All options outstanding at December 28, 2002, have a ten year term and, except for those granted after the fiscal year 1995, were exercisable at any time prior to their respective expiration dates. Options granted in 1996 and 1997 vest 20% on the date of the grant and 20% each year thereafter, and options granted in 1998 vest 20% each year beginning at the end of the first year. The options granted in 2002 have varying vesting schedules.

                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION VALUES

                                                                                                                        Value of
                                  Shares Acquired                 Value               Optioned Shares                  Options at
 Name                               on Exercise                Realized($)             at 12/28/02(#)                12/28/02($)(1)
 ----                               -----------                -----------             --------------                --------------
William A. Bassett                      --                         --                      91,664(2)                    $27,082
                                                                                           12,500(3)
Michael K. Solomon                      --                         --                      46,704(2)                    $ 9,166
                                                                                            1,000(3)

----------
(1) Assumes a market value of $5.24 per share, which was the last reported sale price on the American Stock Exchange on December 31, 2002.

(2)      Exercisable.

(3)      Unexercisable.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION AND EXCHANGE OF STOCK
OPTIONS

         The Board of Directors approves the salaries of the executive officers of the Company on an annual basis. In approving the salaries, the Board considers the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors may wish to consider. No pre-determined formula or guidelines are used, and no specific weight is given to any one factor.

         The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company.

         The salary and other benefits of Mr. Bassett, Chief Executive Officer of the Company, for the fiscal year 2002 were determined by the Board of Directors (without Mr. Bassett's participation) upon consideration of his and the Company's performance during the previous fiscal year, the responsibilities of that office, and Mr. Bassett's contributions to the growth and development of the Company. No specific weight was given to any one of the factors considered.

         On February 22, 2002 the Company made an offer to exchange outstanding options to purchase shares of the Company's Common Stock with an exercise price greater than or equal to $7.00 per share for new options to be granted under the 1995 Plan. The offer expired on March 22, 2002, and the Company received tenders of options for 207,500 shares. The tendered options were cancelled on March 23, 2002. In keeping with the Company's normal compensation practices, the actual number of shares for which each new option was granted was determined with respect to each employee individually, including Mr. Bassett. The Company granted the new options on October 9, 2002. The Company granted options for 166,250 shares in exchange for the tendered options that were cancelled on March 23, 2002. The new options have an exercise price equal to the fair market value of the Common Stock on the date of grant, which was $5.86 per share.

      William A. Bassett        Joseph N. Ellis            William C. Dixon
      Jerome B. Lieber          Ellen Downey               Thomas L. Dusthimer

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on our records and other information, we believe that during the fiscal year 2002 all of our directors and executive officers complied with the reporting requirements of section 16(a) of the Securities Exchange Act of 1934, except that Mr. Dixon's appointment on November 19, 2002 as a director and the receipt of stock options by Messrs. Bassett and Johnson from the Company on October 9, 2002 were reported in December 2002.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors serves as a focal point for communications among the Board, the outside auditors and management as their duties relate to financial accounting, reporting and internal controls. It reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent auditors, and the independent auditors' evaluation of internal controls. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities as to accounting policies, financial reporting practices and the sufficiency of auditing with respect thereto; however, management has the primary responsibility for the financial statements and the financial reporting process.

         The current members of the Committee, listed below, are "independent" as defined in Section 121A of the listing standards of the American Stock Exchange.

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 28, 2002 and has also discussed with Louis Plung & Company, the Company's independent auditors for that fiscal year, their judgment as to the acceptability and quality of the Company's accounting principles and the other matters required by Statement on Auditing Standards 61 to be discussed with the independent auditors. In addition, the Audit Committee received from Louis Plung & Company the written disclosures and letter required by Independence Standards Board Standard No. 1 and has discussed with them their independence from the Company and its management. The Committee has also considered whether the provision of non-audit services to the Company by Louis Plung & Company is compatible with maintaining their independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 28, 2002 be included in the Company's Annual Report on Form 10-K for that fiscal year and for filing with the Securities and Exchange Commission.

         Audit Committee: Joseph N. Ellis, Chairman, Ellen Downey and Thomas L. Dusthimer

                                PERFORMANCE GRAPH

         Set forth on the following page is a graph which compares the value for the five calendar years ended December 31, 2002 of $100 invested at the close of trading on December 31, 1997, in each of the following investment alternatives:
(a) the Company's Common Stock, (b) the Russell 2000 Index, and (c) the S & P 500 Index. The graph has been prepared assuming the reinvestment of all cash dividends paid during the period. The Company is not able to identify a peer group for comparison purposes.

                               [GRAPHIC OMITTED]


                    12/97       12/98      12/99    12/00       12/01     12/02
                    -----       -----      -----    -----       -----     -----

DECORATOR           100.00     109.66      77.32     40.36      61.59     85.43

S & P 500           100.00     128.58     155.64    141.46     124.65     97.10

RUSSELL 2000        100.00      97.45     118.17    114.60     117.45     93.39

                            DISCRETIONARY AUTHORITY

         At the time of mailing copies of this proxy statement to stockholders, the election of directors was the only matter known by management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.

                             CONCERNING THE AUDITORS

         Louis Plung & Company are the independent public accountants of the Company and have been selected as the Company's independent public accountants for the current fiscal, year. Representatives of such firm are not expected to be in attendance at the annual meeting.

                                   AUDIT FEES

         Louis Plung & Company billed the Company a total of $37,200 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 28, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage Louis Plung & Company to provide any financial information systems design or implementation services for the fiscal year ended December 28, 2002.

                                 ALL OTHER FEES

         The Company was billed a total of $23,700 for all other services rendered by Louis Plung & Company for the fiscal year ended December 28, 2002.

                                OTHER INFORMATION

         The Nominating Committee will consider nominees recommended by stockholders for election as directors at the annual meeting in the year 2004 if information concerning the recommended nominees is received by the Company prior to December 31, 2003.

         Stockholder proposals intended to be presented at the annual meeting in the year 2004 must be received by the Company prior to December 31, 2003 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                     By Order of the Board of Directors

                                             JEROME B. LIEBER
                                                Secretary

                           DECORATOR INDUSTRIES, INC.

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 28, 2003

         The undersigned hereby appoints William A. Bassett, Michael K. Solomon and William Johnson, and each of them (with full power to act without the others and with full power of substitution), the attorney and proxy of the undersigned to attend the Annual Meeting of the Stockholders of Decorator Industries, Inc. to be held at the Hampton Inn Notel, 1900 N.W. 150th Avenue, Pembroke Pines, Florida at 9:00 A.M., E.D.S.T., on May 28, 2003, and any adjournment thereof, and to vote the number of shares of Common Stock of the Company which the undersigned is entitled to vote with all the power of the undersigned would possess if personally present.

         THE PROXIES ARE DIRECTED TO VOTE AS SET FORTH HEREIN. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN. If either of the named nominees is unavailable for election, such shares may be voted for such substitute nominee as may be designated by the Board of Directors.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          (Continued on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                           DECORATOR INDUSTRIES, INC.

                                  May 28, 2003


                        PLEASE DATE, SIGN AND MAIL YOUR
            PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!


                Please Detach and Mail in the Envelope Provided

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOW HERE [X]



1.  Election of Directors.
                                         NOMINEES
[ ] FOR ALL NOMINEES                     [ ] Joseph N. Ellis
                                         [ ] Ellen Downey

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See Instructions below)




INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: [ ]

--------------------------------------------------------------------------------




To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                            [ ]

--------------------------------------------------------------------------------

2. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Annual Report for the fiscal year ended December 28, 2002 and the notice of Annual Meeting and Proxy Statement for the 2003 Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S) OF STOCKHOLDERS                        Date           SIGNATURE OF STOCKHOLDER                           Date
                             ----------------------     --------                           --------------------------      --------



NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signor is a partnership, please sign in partnership name by authorized person.